                     AMENDED AND RESTATED WARRANT AGREEMENT
                     --------------------------------------

            This AMENDED AND RESTATED WARRANT  AGREEMENT dated as of February 2,
2003 between The Quigley Corporation,  a Nevada corporation (the "Company"), and
Forrester  Financial,  LLC, a New Jersey limited liability company  (hereinafter referred to variously as the "Holder" or  "Forrester"),  amends and restates the
Warrant  Agreement  (the  "Warrant  Agreement")  between the parties dated as of
March 7, 2002.

                               W I T N E S E T H:

            WHEREAS,  the  Company and  Forrester  have  entered  into a certain
Consulting  Agreement  dated as of March 7, 2002  (hereinafter  the  "Consulting
Agreement"),  pursuant  to which  Forrester  and the  Company  entered  into the
Warrant  Agreement which entitled  Forrester or its designees to receive,  among other things,  warrants  ("Warrants") to purchase at any time from March 7, 2002 until  March 7, 2003 up to (A) 500,000  shares of the  Company's  common  stock,
$.0005 par value per share ("Common Stock"), at a per share exercise price equal to $6.50, (B) 250,000 shares of Common Stock at a per share exercise price equal to $8.50,  and (C) 250,000  shares of Common Stock at a per share exercise price equal to $11.50;

            WHEREAS, Forrester exercised all of its Warrants at $6.50 per share, but to date has not exercised the Warrants at $8.50 per share or the Warrants at
$11.50 per share;

            WHEREAS,  Forrester  has  requested  and the  Company  as  agreed to transfer the Warrants  exercisable  at a per share price of $11.50 to Gold Fund,
Ltd., LLC (a Holder and collectively with Forrester, the "Holders");

            WHEREAS,  the parties  entered  into an agreement  (the  "Settlement
Agreement") of even date herewith which provides for a continuation  of services by Forrester and a settlement of potential disputes; and

            WHEREAS,  as part of such  Settlement  Agreement,  the  Company  has agreed to extend the exercise  period of the Warrants which were  exercisable at per  share  prices  of $8.50  and  $11.50  for a period of one year and issue to
Forrester  additional  Warrants to purchase  250,000 shares of Common Stock at a per share  exercise price of $9.50,  which shall be exercisable  for a period of one year.

            NOW, THEREFORE,  in consideration of the execution by the parties of the Settlement  Agreement,  the services to be rendered by Forrester pursuant to the Consulting  Agreement,  the  agreements  herein set forth and other good and valuable  consideration,  the  receipt  and  sufficiency  of  which  are  hereby acknowledged, the parties hereto agree as follows:

            1.  AMENDMENT  TO  EXISTING  WARRANTS  AND  GRANT  AND  EXERCISE  OF
ADDITIONAL WARRANTS.

            ss.1.1  AMENDMENT TO EXISTING  WARRANTS.  The exercise period of the
Warrants to purchase  up to (i)  250,000  shares of Common  Stock at a per share exercise  price of $8.50 and (ii) 250,000  shares of Common Stock at a per share exercise  price of $11.50  shall be extended  until 5:30 p.m.,  New York time on
March 7, 2004. The Warrant Certificates  evidencing the Warrants issued pursuant to the Warrant  Agreement which were  exercisable at $8.50 and $11.50 are hereby canceled.  Forrester  has  requested  and the Company as agreed to transfer  the
Warrants  exercisable  at a per share price of $11.50 to Gold Fund,  Ltd.,  LLC.
Amended and restated Warrant  Certificates  representing the amendments to these
Warrants  shall be issued  in the forms  attached  hereto as  Exhibits  A and C, respectively ("Amended and Restated Warrant Certificates").

            ss.1.2  GRANT AND  EXERCISE OF  ADDITIONAL  WARRANTS.  The Holder is
hereby  granted the right to purchase up to 250,000  shares of Common Stock at a per share exercise price of

$9.50  exercisable  at any time from the date hereof  until 5:30 p.m.,  New York time,  March  7,  2004,  and  such  Warrants  shall be  evidenced  by a  Warrant
Certificate,  the form of which is attached hereto as Exhibit B. The Amended and
Restated  Warrant  Certificates  and the Warrant  Certificate may be referred to
singly  as  a  "Warrant   Certificate"   and   collectively   as  the   "Warrant
Certificates".

            The  initial  exercise  prices  per share of the  Warrants  shall be
(subject to adjustment as provided in Section 8 hereof) as provided in Section 6 hereof.

            Nothwithstanding  anything the contrary,  the Warrants  shall not be cancelled and are not  cancellable  by the Company for any reason prior to March
7, 2004, the date on which they expire by their terms.

            2. WARRANT CERTIFICATES.  The warrant certificates  delivered and to be delivered  pursuant to this Amended and  Restated  Agreement  shall be in the form set forth in Exhibit A, Exhibit B and Exhibit C attached  hereto and made a part hereof, with such appropriate  insertions,  omissions,  substitutions,  and other  variations  as  required  or  permitted  by  this  Amended  and  Restated
Agreement.

            3. EXERCISE OF WARRANTS.  The Warrants  initially are exercisable at the initial  exercise  prices  (subject to  adjustment  as provided in Section 8 hereof)  per share of Common  Stock as set forth in Section 6 hereof  payable by certified  or  official  bank  check  in New York  Clearing  House  funds.  Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly  executed,  together  with  payment of the Exercise  Price (as  hereinafter defined) for the shares of Common Stock  purchased  at the  Company's  principal
offices  in  Pennsylvania   (presently   located  at  621  Shady  Retreat  Road,
Doylestown,  PA 18901) the registered  holder of a Warrant  Certificate shall be entitled to receive a certificate or certificates

for the shares of Common Stock so purchased.  The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants),  provided that no exercise may be for fewer than 50,000 shares of
Common  Stock (or such  lesser  number  that may  remain  upon  exercise  of the
Warrants).  Warrants  may be  exercised to purchase all or part of the shares of
Common Stock represented  thereby.  In the case of the purchase of less than all the  shares of Common  Stock  purchasable  under any  Warrant  Certificate,  the
Company shall cancel said Warrant  Certificate  upon the  surrender  thereof and shall  execute  and  deliver a new  Warrant  Certificate  of like  tenor for the balance of the shares of Common Stock.

            4. ISSUANCE OF CERTIFICATES.  Upon the exercise of the Warrants, the issuance  of  certificates  for  shares  of  Common  Stock or other  securities, properties or rights  underlying such Warrants,  shall be made forthwith (and in any  event  such  issuance  shall be made  within  fifteen  (15)  business  days thereafter) without charge to the Holder thereof including,  without limitation, any tax which may be  payable  in  respect  of the  issuance  thereof,  and such certificates  shall  (subject to the  provisions  of Sections 5 and 7 hereof) be issued  in the name of,  or in such  names as may be  directed  by,  the  Holder thereof;  PROVIDED,  HOWEVER,  that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery  of any such  certificates  in a name other than that of the Holder and the Company shall not be required to issue or deliver such  certificates  unless or until the person or persons  requesting the issuance  thereof shall have paid to the  Company  the  amount  of  such  tax or  shall  have  established  to the satisfaction of the Company that such tax has been paid.

            The  Warrant  Certificates  and the  certificates  representing  the shares of Common Stock (and/or  other  securities,  property or rights  issuable upon exercise of the Warrants) shall be

executed on behalf of the Company by the manual or  facsimile  signature  of the then present Chairman or Vice Chairman of the Board of Directors or President or
Vice  President of the Company  under its  corporate  seal  reproduced  thereon, attested to by the manual or facsimile  signature of the then present  Secretary or Assistant Secretary of the Company.  Warrant  Certificates shall be dated the date of  execution by the Company upon  initial  issuance,  division,  exchange, substitution or transfer.

            5.  REPRESENTATIONS  AND  WARRANTIES  OF  THE  HOLDERS.  The  Holder
represents and warrants to the Company as follows:

            ss.5.1  INVESTMENT.  The Holder is  acquiring  the  Warrants and the
Common Stock  issuable upon  exercise  thereof for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale in connection with, any  distribution  thereof within the meaning of the Securities Act of 1933, as amended (the "Act").

            ss.5.2  HOLDER'S  INVESTMENT   DECISION.   The  Holder:  (a)  is  an
"accredited  investor" as that term is defined in Rule 501 of Regulation D under the Securities Act; (b) has been afforded access to current  information and the opportunity  to  ask  questions  of  the  Company's  management  concerning  the
Company's  business,  management and financial affairs,  including the Company's operating  results and liquidity and any  uncertainty  relating to the Company's capitalization,  and has received  answers from the  Company's  management  with respect  to all  questions  posed  by the  Holder  to  management;  (c) has such knowledge and  experience  in financial and business  matters that the Holder is capable of  evaluating,  and the Holder has  evaluated,  the merits and risks of purchasing the Warrants and the Common Stock issuable upon exercise  thereof and understands that such purchases constitute a highly speculative investment;  and
(d)  has the  financial  ability  to  bear  the  economic  risk of the  Holder's investment in the

Warrants and the Common Stock issuable upon exercise thereof, has adequate means to sustain a complete loss of such  investments and has no need for liquidity in such investments.

            ss.5.3 REGISTRATION UNDER THE ACT AND LEGEND. The Holder understands and acknowledges that the certificates  representing the Warrants and the Common
Stock  issuable  upon  exercise  thereof  shall bear a legend  substantially  as follows until (i) such securities  shall have been registered  under the Act and effectively  been  disposed  of in  accordance  with an  effective  registration statement thereunder or (ii) in the opinion of counsel reasonably  acceptable to the Company such  securities may be sold without  registration  under the Act as well as any applicable "Blue Sky" or state securities laws:

            "THE   SECURITIES   EVIDENCED   HEREBY  HAVE  NOT  BEEN
            REGISTERED   UNDER  THE  SECURITIES  ACT  OF  1933,  AS
            AMENDED,  OR APPLICABLE  STATE SECURITIES LAWS, AND MAY
            NOT BE SOLD, PLEDGED OR OTHERWISE  TRANSFERRED  WITHOUT
            AN EFFECTIVE  REGISTRATION  STATEMENT UNDER SUCH ACT OR
            PURSUANT  TO  AN   EXEMPTION   FROM  THE   REGISTRATION
            REQUIREMENTS   OF  SUCH   ACT  AND   APPLICABLE   STATE
            SECURITIES  LAWS,  SUPPORTED  BY AN OPINION OF COUNSEL,
            REASONABLY  SATISFACTORY  TO  THE  COMPANY,  THAT  SUCH
            REGISTRATION IS NOT REQUIRED."

            6. EXERCISE PRICE.

            ss.6.1  INITIAL AND  ADJUSTED  EXERCISE  PRICE.  Except as otherwise provided  in  Section  8  hereof,  the  initial  exercise  price  of each of the
Warrants:

            (a)  represented  in the form of the  Amended and  Restated  Warrant
      Certificate  attached  hereto  as  Exhibit  A shall be $8.50  per share of
      Common Stock;

            (b) represented in the form of Warrant  Certificate  attached hereto as Exhibit B shall be $9.50 per share of Common Stock; and

            (c)  represented  in the form of the  Amended and  Restated  Warrant
      Certificate  attached  hereto as  Exhibit  C shall be $11.50  per share of
      Common Stock.

            The adjusted  exercise prices shall be the prices which shall result from time to time from any and all adjustments of the initial exercise prices in accordance with the provisions of Section 8 hereof.

            ss.6.2 EXERCISE PRICE.  The term "Exercise  Price" herein shall mean the initial exercise prices or the adjusted exercise prices,  depending upon the context.

            7. REGISTRATION RIGHTS.

            ss.7.1 REGISTRATION UNDER THE SECURITIES ACT OF 1933 ON FORM S-3. No
later than 120 days from the date  hereof,  the Company  shall  prepare and file with the Securities and Exchange  Commission (the "Commission") a post effective amendment or other  applicable  filings to amend the  registration  statement on
Form S-3 filed by the Company on April 25, 2002 as may be  reasonably  necessary in the opinion of counsel for the Company, so as to permit a public offering and sale of the  Common  Stock  issuable  upon the  exercise  of the  Warrants.  The registration  statement  on Form S-3 filed by the  Company on April 25, 2002 and each post effective  amendment or other applicable filing relating thereto shall hereinafter  collectively be referred to as the  "Registration  Statement".  The
Company  shall use its best  efforts to cause the  Registration  Statement to be declared  effective  as  promptly  as  practicable  after it is  filed  with the
Commission  and will use its best efforts to maintain the  effectiveness  of the
Registration Statement for as long as reasonably requested by the Holders.

            ss.7.2  COVENANTS OF THE COMPANY AND THE  HOLDER(S)  WITH RESPECT TO
REGISTRATION. In connection with any registration under Section 7.1 hereof, each of the Company and of the Holder, severally and not jointly covenants and agrees as follows:

            (a) The Company shall pay all costs  (excluding any  underwriting or selling  commissions or other charges of any  broker-dealer  acting on behalf of
Holders), fees and

expenses  in  connection  with the  Registration  Statement  filed  pursuant  to
Sections 7.1 and 7.2 hereof including,  without limitation,  the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

            (b) The Company will take all necessary action which may be required in qualifying or registering  the Common Stock issuable upon the exercise of the
Warrants included in the Registration  Statement for offering and sale under the securities  or blue sky laws of the state  requested by the Holder.  The Company will deliver to the Holders such number of copies of the Prospectus contained in the Registration Statement as the Holders may reasonably request.

            (c) The Company  shall  indemnify  the Holder(s) of the Common Stock issuable  upon  the  exercise  of  the  Warrants  to be  sold  pursuant  to  the
Registration  Statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange
Act of 1934,  as amended  ("Exchange  Act"),  against all loss,  claim,  damage,
expense  or   liability   (including   all  expenses   reasonably   incurred  in
investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from the Registration Statement; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss,  claim,  damage or  liability  arises  out of or is based  upon an untrue  statement  or alleged untrue  statement  or omission or alleged  omission so made in  conformity  with information  furnished  in  writing  specifically  for  use in the  Registration
Statement  or  prospectus  by any  Holder,  any such  controlling  person or any underwriter of the Registration Statement, if any.

            (d) Each Holder of Common  Stock  issuable  upon the exercise of the
Warrants  which are to be sold  pursuant  to the  Registration  Statement  shall indemnify the Company, each

person, if any, who controls the Company within the meaning of Section 15 of the
Act or Section 20(a) of the Exchange Act, any  underwriter  of the  Registration
Statement,  if any, and all other selling  security holders selling Common Stock pursuant to the Registration  Statement against all loss, claim, damage, expense or liability  (including  all  expenses  reasonably  incurred in  investigating, preparing or defending  against any claim  whatsoever)  to which any of them may become subject under the Act, the Exchange Act or otherwise, which may arise out of or be based upon an untrue  statement or alleged untrue statement or omission or alleged  omission so made in conformity  with  information  furnished by such
Holder  in  writing  specifically  for  use in  the  Registration  Statement  or prospectus.

            (e) Nothing  contained in this Amended and Restated  Agreement shall be construed as requiring the Holder(s) to exercise  their Warrants prior to the filing  of  any  post  effective  amendment  or  other  filing  relating  to the
Registration Statement or the effectiveness thereof.

            (f) The Company shall deliver promptly to each Holder  participating in the offering  requesting the correspondence and memoranda described below and the managing underwriter copies of all correspondence between the Commission and the Company,  its counsel or auditors and all memoranda  relating to discussions with the Commission or its staff with respect to the Registration  Statement and permit the Holder and  underwriter  to do such  investigation,  upon  reasonable advance  notice,  with respect to  information  contained in or omitted from the
Registration   Statement  as  it  deems  reasonably  necessary  to  comply  with applicable  securities  laws or rules of the National  Association of Securities
Dealers,  Inc.  ("NASD").  Such  investigation  shall  include  access to books, records and properties and  opportunities to discuss the business of the Company with its officers and independent auditors,

all to such reasonable  extent and at such reasonable  times and as often as any such  Holder  shall  reasonably  request as it deems  necessary  to comply  with applicable securities laws or NASD rules.

            8. ADJUSTMENTS TO EXERCISE AND NUMBER OF SECURITIES.

            ss.8.1 STOCK SPLIT, STOCK DIVIDEND OR RECAPITALIZATION.  In case the
Company  shall at any time  effect a stock  split,  stock  dividend  or  similar capital adjustment to the outstanding shares of Common Stock, the Exercise Price and the number of shares of Common Stock  issuable upon exercise of the Warrants shall  forthwith be adjusted.  At the time of any such  adjustment,  the Company shall  make  appropriate  reserves  to  ensure  the  timely  performance  of its obligations hereunder.

            ss.8.2 MERGER OR CONSOLIDATION.  In case of any consolidation of the
Company with, or merger of the Company with, or into, another corporation (other than a consolidation or merger which does not result in any  reclassification or change  of the  outstanding  Common  Stock),  the  corporation  formed  by  such consolidation  or merger shall execute and deliver to the Holder a  supplemental warrant  agreement  providing  that  the  holder  of each of the  Warrants  then outstanding  or to be  outstanding  shall have the right  thereafter  (until the expiration of such  Warrants) to receive,  upon exercise of such  warrants,  the kind and amount of shares of stock and other securities and property  receivable upon such consolidation or merger, by a holder of the number of shares of Common
Stock  of the  Company  for  which  such  warrants  might  have  been  exercised immediately  prior  to  such  consolidation,  merger,  sale  or  transfer.  Such supplemental  warrant  agreement  shall provide for  adjustments  which shall be identical to the adjustments  provided in this Section 8. The above provision of this Subsection shall similarly apply to successive consolidations or mergers.

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            9. EXCHANGE AND  REPLACEMENT OF WARRANT  CERTIFICATES.  Each Warrant
Certificate is exchangeable  without expense,  upon the surrender thereof by the registered  Holder at the principal  executive office of the Company,  for a new
Warrant  Certificate  of like tenor and date  representing  in the aggregate the right to purchase the same number of securities in such  denominations  as shall be designated by the Holder thereof at the time of such surrender.

            Upon receipt by the Company of evidence  reasonably  satisfactory to it of the loss,  theft,  destruction  or mutilation of any Warrant  Certificate, and, in case of loss, theft or destruction,  of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable  expenses incidental  thereto,  and upon surrender and  cancellation  of the Warrants,  if mutilated,  the Company will make and deliver a new Warrant  Certificate of like tenor, in lieu thereof.

            10.  ELIMINATION OF FRACTIONAL  INTERESTS.  The Company shall not be required to issue certificates  representing fractions of shares of Common Stock upon the  exercise of the  Warrants,  nor shall it be required to issue scrip or pay cash in lieu of  fractional  interests,  it being the intent of the  parties that all fractional interests shall be eliminated by rounding any fraction up to the  nearest  whole  number  of  shares  of  Common  Stock or other  securities, properties or rights.

            11. RESERVATION AND LISTING OF SECURITIES.  The Company shall at all times reserve and keep available out of its  authorized  shares of Common Stock, solely for the  purpose of issuance  upon the  exercise  of the  Warrants,  such number of shares of Common Stock or other  securities,  properties  or rights as shall be issuable upon the exercise  thereof.  The Company  covenants and agrees that,  upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common  Stock and other  securities  issuable  upon such  exercise shall be

                                       11

duly and  validly  issued,  fully  paid,  non-assessable  and not subject to the preemptive  rights  of any  stockholder.  As  long  as  the  Warrants  shall  be outstanding,  the  Company  shall use its best  efforts  to cause all  shares of
Common Stock issuable upon the exercise of the Warrants to be listed (subject to official  notice of  issuance) on all  securities  exchanges on which the Common
Stock  issued to the public in  connection  herewith  may then be listed  and/or quoted.

            12. NOTICE OF WARRANT HOLDERS. Nothing contained in this Amended and
Restated  Agreement  shall be construed as conferring upon the Holders the right to vote or to consent or to receive  notice as a  stockholder  in respect of any meetings of stockholders  for the election of directors or any other manner,  or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise,  any of the following events shall occur:

            (a) the Company  shall take a record of the holders of its shares of
Common  Stock  for the  purpose  of  entitling  them to  receive a  dividend  or distribution  payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings,  as indicated by the accounting  treatment  of such  dividend  or  distribution  on the  books of the
Company; or

            (b) the Company  shall offer to all the holders of its Common  Stock any additional shares of capital stock of the Company or securities  convertible into or  exchange  for shares of capital  stock of the  Company,  or any option, right or warrant to subscribe therefor; or

            (c) a  dissolution,  liquidation or winding up of the Company (other than  in  connection  with  a  consolidation  or  merger)  or a  sale  of all or substantially  all of its property,  assets and business as an entirety shall be proposed;

                                       12

            then,  in any one or more of said  events,  the  Company  shall give notice of such  event at least  fifteen  (15) days  prior to the date fixed as a record date or the date of the closing the transfer books for the termination of the  stockholders  entitled  to  such  dividend,  distribution,  convertible  or exchangeable  securities  or  subscription  rights,  or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer  books, as the case may be.
Failure to give such notice or any defect  therein shall not affect the validity of any action taken in connection  with the  declaration  or payment of any such dividend,  or the issuance of any  convertible or  exchangeable  securities,  or
subscription  rights,   options  or  warrants,   or  any  proposed  dissolution,
liquidation, winding up or sale.

            13.   NOTICES.   All   notices,   requests,   consents   and   other
communications  hereunder  shall be in writing  and shall be deemed to have been duly made when  delivered,  or mailed by  registered or certified  mail,  return receipt requested:

            (a) If to the Holders,  Forrester  Financial,  LLC,188 Hewlwett Neck
Road, Woodmere, NY 11598 or as shown on the books of the Company; or

            (b) If to the Company,  to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

            14. SUCCESSORS. All the covenants and provisions of this Amended and
Restated  Agreement  shall be  binding  upon and  inure  to the  benefit  of the
Company,  the Holder and their respective  successors and assigns hereunder.  In the case of a Holder, all such successors and assigns shall be deemed a "Holder"
for purposes of this Agreement.

            15.  GOVERNING  LAWS  SUBMISSION TO  JURISDICTION.  This Amended and
Restated Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made

                                       13

under the laws of the  Commonwealth  of  Pennsylvania  and for all the  purposes shall be  construed in  accordance  with the laws of said  Commonwealth  without giving effect to the rules of said State governing the conflicts of laws.

            The Company and the Holder hereby agree that any action,  proceeding or claim  against it arising out of, or relating in any way to, this Amended and
Restated  Agreement shall be brought and enforced in the state or federal courts located in the  Commonwealth of  Pennsylvania,  and irrevocably  submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, and the Holder hereby  irrevocably  waive  any  objection  to such  exclusive  jurisdiction  or inconvenient  forum.  Any such  process or summons to be served  upon any of the
Company  and the  Holder  (at the  option of the  party  bringing  such  action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the  address as set forth in Section 13  hereof.  Such  mailing  shall be deemed personal  service and shall be legal and binding upon the party so served in any action, proceeding or claim.

            16.  ENTIRE  AGREEMENT:  MODIFICATION.  This  Amended  and  Restated
Agreement  contains  the  entire  understanding   between  the  parties  hereto,
supercedes  all other  agreements  whether  written or oral with  respect to the subject matter (including, but not limited to, the Warrant Agreement between the parties  hereto  dated March 7, 2002)  hereof and may not be modified or amended except by a writing  duly signed by the party  against whom  enforcement  of the modification or amendment is sought.

            17.  SEVERABILITY.  If any  provision  of this  Amended and Restated
Agreement  shall be held to be  invalid or  unenforceable,  such  invalidity  or unenforceability  shall not  affect  any other  provision  of this  Amended  and
Restated Agreement.

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            18.  CAPTIONS.  The caption headings of the Sections of this Amended and  Restated  Agreement  are for  convenience  of  reference  only  and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

            19. BENEFITS OF THIS AGREEMENT. Nothing in this Amended and Restated
Agreement shall be construed to give to any person or corporation other than the
Company and the Holder any legal or equitable right,  remedy or claim under this
Amended and Restated Agreement; and this Amended and Restated Agreement shall be for the sole and exclusive benefit of the Company and the Holder.

            20.  COUNTERPARTS.  This  Amended  and  Restated  Agreement  may  be
executed in any number of counterparts and each of such  counterparts  shall for all purposes be deemed to be an original,  and such counterparts  shall together constitute but one and the same instrument.

                                       15

                        IN WITNESS WHEREOF, the parties hereto have caused this
Amended and Restated Agreement to be duly executed, as of the day and year first above written.
                             THE QUIGLEY CORPORATION

                             By:/s/ George J. Longo
                                ------------------------------
                                Title: Chief Financial Officer

                             FORRESTER FINANCIAL, LLC

                             By:/s/ Ted Karkus
                                ------------------------------
                                         Authorized Officer

                                       16

                                    EXHIBIT A

                FORM OF AMENDED AND RESTATED WARRANT CERTIFICATE

THE SECURITIES  EVIDENCED  HEREBY HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED,  OR APPLICABLE  STATE  SECURITIES  LAWS, AND MAY NOT BE
SOLD,  PLEDGED  OR  OTHERWISE  TRANSFERRED  WITHOUT  AN  EFFECTIVE  REGISTRATION
STATEMENT  UNDER SUCH ACT OR  PURSUANT  TO AN  EXEMPTION  FROM THE  REGISTRATION
REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE  SECURITIES LAWS,  SUPPORTED BY AN
OPINION  OF  COUNSEL,   REASONABLY   SATISFACTORY  TO  THE  COMPANY,  THAT  SUCH
REGISTRATION IS NOT REQUIRED.

THE  TRANSFER OR EXCHANGE OF THE WARRANTS  REPRESENTED  BY THIS  CERTIFICATE  IS
RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                     5:30 P.M., NEW YORK TIME, MARCH 7, 2004

No. FF-A1                                                       250,000 Warrants
                    AMENDED AND RESTATED WARRANT CERTIFICATE

            This   Amended   and   Restated   Warrant   Certificate    ("Warrant
Certificate")  certifies  that,  Forrester  Financial,  LLC  or  its  registered assigns, is the registered holder of 250,000 Warrants to purchase initially,  at any time from  March 7,  2002,  until  5:30 p.m.  New York time on March 7, 2004
("Expiration  Date"),  up to 250,000  fully-paid  and  non-assessable  shares of common  stock,  par value  $.0005 per share  ("Common  Stock"),  of THE  QUIGLEY
CORPORATION, a Nevada corporation (the "Company"), at an initial exercise price, subject to adjustment in certain  events (the  "Exercise  Price"),  of $8.50 per share of Common Stock, upon surrender of this Warrant Certificate and payment of the  Exercise  Price at an office or agency of the  Company,  but subject to the conditions  set forth herein and in the Amended and Restated  Warrant  Agreement dated as of February 2, 2003 between the Company and  Forrester  Financial,  LLC
(the  "Warrant  Agreement").  Payment  of the  Exercise  Price  shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

            No Warrants may be exercised  after 5:30 p.m., New York time, on the
Expiration Date, at which time all Warrants  evidenced hereby,  unless exercised prior thereto, hereby shall thereafter be void.

            The Warrants  evidenced by this  Warrant  Certificate  are part of a duly  authorized  issue of Warrants  issued  pursuant to the Warrant  Agreement, which Warrant  Agreement is hereby  incorporated by reference in and made a part of this  instrument  and is hereby  referred to for a description of the rights, obligations,  duties and  immunities  thereunder  of the Company and the holders
(the words  "holders" or "holder"  meaning the registered  holders or registered holder) of the Warrants.

                                      A-1

            The Warrant  Agreement  provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable  thereupon may,  subject to certain  conditions,  be adjusted.  In such event,  the Company  will,  at the  request of the  holder,  issue a new Warrant
Certificate  evidencing  the  adjustment  in the  Exercise  Price and the number and/or type of securities issuable upon the exercise of the Warrants;  provided, however,  that the failure of the Company to issue such new Warrant Certificates shall not in any way  change,  alter,  or  otherwise  impair,  the rights of the holder as set forth in the Warrant Agreement.

            Upon due  presentment  for  registration of transfer of this Warrant
Certificate at an office or agency of the Company, a new Warrant  Certificate or
Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants  shall be issued to the  transferee(s)  in exchange for this Warrant
Certificate,  subject to the  limitations  provided  herein  and in the  Warrant
Agreement,  without any charge except for any tax in other  governmental  charge imposed in connection with such transfer,  and each such  transferee  shall be a holder for purposes of this Warrant Certificate.

            Upon the exercise of less than all of the Warrants evidenced by this
Certificate,  the  Company  shall  forthwith  issue to the  holder  hereof a new
Warrant Certificate representing such numbered unexercised Warrants.

            The Company may deem and treat the  registered  holder(s)  hereof as the absolute owner(s) of this Warrant Certificate  (notwithstanding any notation of ownership  or other  writing  hereon made by anyone),  for the purpose of any exercise hereof,  and of any distribution to the holder(s)  hereof,  and for all other  purposes,  and the  Company  shall not be  affected  by any notice to the contrary.

            All terms used in this Warrant  Certificate which are defined in the
Warrant  Agreement  shall  have the  meanings  ascribed  to them in the  Warrant
Agreement.

            IN WITNESS WHEREOF,  the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of February 2, 2003

                                          The Quigley Corporation

                                          By:/s/ George J. Longo
                                             ------------------------------
                                             Title: Chief Financial Officer

Attest:

                                      A-2

              [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3]

            The  undersigned  hereby  irrevocably  elects to exercise the right, represented by this Warrant Certificate, to purchase ____ shares of Common Stock at an exercise price of $____ per share and herewith tenders in payment for such
Securities a certified or official bank check payable in New York Clearing House
Funds  to the  order  of  ___________  in the  amount  of  $___________,  all in accordance with the terms hereof.  The  undersigned  requests that a certificate for such  Securities be registered  in the name of  ___________whose  address is
___________and  that such Certificate be delivered to ___________  whose address is _______________.

                                        Signature_______________________
                                        (Signature  must conform in all respects
                                        to name of  holder as  specified  on the
                                        face of the Warrant Certificate.)

                                        ------------------------------
                                        (Insert Social Security or Other
                                        Identifying Number of Holder)

                                      A-3

                              [FORM OF ASSIGNMENT]

            (To be executed by the  registered  holder if such holder desires to transfer the Warrant Certificate.)

            FOR  VALUE  RECEIVED   ________________   here  sells,  assigns  and
transfers unto

                 (PLEASE PRINT NAME AND ADDRESS OF TRANSFEREE)

this Warrant  Certificate,  together with all right, title and interest therein, and does hereby irrevocably constitute and appoint  ______________  Attorney, to transfer  the  within  Warrant  Certificate  on the  books  of the  within-named
Company, with full power of substitution.

Dated:                                  Signature:
                                        (Signature  must conform in all respects
                                        to name of  holder as  specified  on the
                                        face of the Warrant Certificate.)

                                        (Insert Social Security or Other
                                        Identifying Number of Holder)

                                      A-4

                                    EXHIBIT B

                           FORM OF WARRANT CERTIFICATE

THE SECURITIES  EVIDENCED  HEREBY HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED,  OR APPLICABLE  STATE  SECURITIES  LAWS, AND MAY NOT BE
SOLD,  PLEDGED  OR  OTHERWISE  TRANSFERRED  WITHOUT  AN  EFFECTIVE  REGISTRATION
STATEMENT  UNDER SUCH ACT OR  PURSUANT  TO AN  EXEMPTION  FROM THE  REGISTRATION
REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE  SECURITIES LAWS,  SUPPORTED BY AN
OPINION  OF  COUNSEL,   REASONABLY   SATISFACTORY  TO  THE  COMPANY,  THAT  SUCH
REGISTRATION IS NOT REQUIRED.

THE  TRANSFER OR EXCHANGE OF THE WARRANTS  REPRESENTED  BY THIS  CERTIFICATE  IS
RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                     5:30 P.M., NEW YORK TIME, MARCH 7, 2004

No. FF-A2                                                       250,000 Warrants

                               WARRANT CERTIFICATE

            This Warrant  Certificate  ("Warrant  Certificate")  certifies that,
Forrester Financial,  LLC or its registered assigns, is the registered holder of
250,000 Warrants to purchase initially,  at any time from February 2, 2003 until
5:30 p.m.  New York time on March 7, 2004  ("Expiration  Date"),  up to  250,000 fully-paid and non-assessable shares of common stock, par value $.0005 per share
("Common  Stock"),  of  THE  QUIGLEY  CORPORATION,  a  Nevada  corporation  (the
"Company"),  at an initial  exercise  price,  subject to  adjustment  in certain events  (the  "Exercise  Price"),  of $9.50  per  share of  Common  Stock,  upon surrender of this Warrant  Certificate  and payment of the Exercise  Price at an office or agency of the Company,  but subject to the conditions set forth herein and in the Amended and Restated  Warrant  Agreement dated as of February 2, 2003 between the Company and  Forrester  Financial,  LLC (the  "Warrant  Agreement").
Payment of the Exercise  Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

            No Warrants may be exercised  after 5:30 p.m., New York time, on the
Expiration Date, at which time all Warrants  evidenced hereby,  unless exercised prior thereto, hereby shall thereafter be void.

            The Warrants  evidenced by this  Warrant  Certificate  are part of a duly  authorized  issue of Warrants  issued  pursuant to the Warrant  Agreement, which Warrant  Agreement is hereby  incorporated by reference in and made a part of this  instrument  and is hereby  referred to for a description of the rights, obligations,  duties and  immunities  thereunder  of the Company and the holders
(the words  "holders" or "holder"  meaning the registered  holders or registered holder) of the Warrants.

                                      B-1

            The Warrant  Agreement  provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable  thereupon may,  subject to certain  conditions,  be adjusted.  In such event,  the Company  will,  at the  request of the  holder,  issue a new Warrant
Certificate  evidencing  the  adjustment  in the  Exercise  Price and the number and/or type of securities issuable upon the exercise of the Warrants;  provided, however,  that the failure of the Company to issue such new Warrant Certificates shall not in any way  change,  alter,  or  otherwise  impair,  the rights of the holder as set forth in the Warrant Agreement.

            Upon due  presentment  for  registration of transfer of this Warrant
Certificate at an office or agency of the Company, a new Warrant  Certificate or
Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants  shall be issued to the  transferee(s)  in exchange for this Warrant
Certificate,  subject to the  limitations  provided  herein  and in the  Warrant
Agreement,  without any charge except for any tax in other  governmental  charge imposed in connection with such transfer,  and each such  transferee  shall be a holder for purposes of this Warrant Certificate.

            Upon the exercise of less than all of the Warrants evidenced by this
Certificate,  the  Company  shall  forthwith  issue to the  holder  hereof a new
Warrant Certificate representing such numbered unexercised Warrants.

            The Company may deem and treat the  registered  holder(s)  hereof as the absolute owner(s) of this Warrant Certificate  (notwithstanding any notation of ownership  or other  writing  hereon made by anyone),  for the purpose of any exercise hereof,  and of any distribution to the holder(s)  hereof,  and for all other  purposes,  and the  Company  shall not be  affected  by any notice to the contrary.

            All terms used in this Warrant  Certificate which are defined in the
Warrant  Agreement  shall  have the  meanings  ascribed  to them in the  Warrant
Agreement.

            IN WITNESS WHEREOF,  the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of February 2, 2003

The Quigley Corporation
                                          By:/s/ George J. Longo
                                             ------------------------------
                                             Title: Chief Financial Officer

Attest:

                                      B-2

              [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3]

            The  undersigned  hereby  irrevocably  elects to exercise the right, represented by this Warrant Certificate, to purchase ____ shares of Common Stock at an exercise price of $____ per share and herewith tenders in payment for such
Securities a certified or official bank check payable in New York Clearing House
Funds  to the  order  of  ___________  in the  amount  of  $___________,  all in accordance with the terms hereof.  The  undersigned  requests that a certificate for such  Securities be registered  in the name of  ___________whose  address is
___________and  that such Certificate be delivered to ___________  whose address is _______________.

                                        Signature_______________________
                                        (Signature  must conform in all respects
                                        to name of  holder as  specified  on the
                                        face of the Warrant Certificate.)

                                        ------------------------------
                                        (Insert   Social   Security   or   Other
                                        Identifying Number of Holder)

                                      B-3

                              [FORM OF ASSIGNMENT]

            (To be executed by the  registered  holder if such holder desires to transfer the Warrant Certificate.)

            FOR  VALUE  RECEIVED   ________________   here  sells,  assigns  and
transfers unto

                 (PLEASE PRINT NAME AND ADDRESS OF TRANSFEREE)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________ Attorney, to transfer the within Warrant Certificate on the books of the within-named
Company, with full power of substitution.

Dated:                                  Signature:

                                        (Signature  must conform in all respects
                                        to name of  holder as  specified  on the
                                        face of the Warrant Certificate.)

                                        (Insert   Social   Security   or   other
                                        Identifying Number of Assignee)

                                      B-4

                                    EXHIBIT C

                FORM OF AMENDED AND RESTATED WARRANT CERTIFICATE

THE SECURITIES  EVIDENCED  HEREBY HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED,  OR APPLICABLE  STATE  SECURITIES  LAWS, AND MAY NOT BE
SOLD,  PLEDGED  OR  OTHERWISE  TRANSFERRED  WITHOUT  AN  EFFECTIVE  REGISTRATION
STATEMENT  UNDER SUCH ACT OR  PURSUANT  TO AN  EXEMPTION  FROM THE  REGISTRATION
REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE  SECURITIES LAWS,  SUPPORTED BY AN
OPINION  OF  COUNSEL,   REASONABLY   SATISFACTORY  TO  THE  COMPANY,  THAT  SUCH
REGISTRATION IS NOT REQUIRED.

THE  TRANSFER OR EXCHANGE OF THE WARRANTS  REPRESENTED  BY THIS  CERTIFICATE  IS
RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                     5:30 P.M., NEW YORK TIME, MARCH 7, 2004

No. FF-A3                                                       250,000 Warrants

                    AMENDED AND RESTATED WARRANT CERTIFICATE

            This   Amended   and   Restated   Warrant   Certificate    ("Warrant
Certificate") certifies that, Gold Fund, Ltd., LLC or its registered assigns, is the registered  holder of 250,000  Warrants to purchase  initially,  at any time from March 7, 2002 until 5:30 p.m.  New York time on March 7, 2004  ("Expiration
Date"), up to 250,000 fully-paid and non-assessable  shares of common stock, par value $.0005 per share ("Common Stock"),  of THE QUIGLEY  CORPORATION,  a Nevada
corporation (the "Company"), at an initial exercise price, subject to adjustment in certain events (the "Exercise  Price"),  of $11.50 per share of Common Stock, upon surrender of this Warrant  Certificate and payment of the Exercise Price at an office or agency of the  Company,  but  subject to the  conditions  set forth herein and in the Amended and Restated Warrant Agreement dated as of February 2,
2003 between the Company and Forrester Financial, LLC (the "Warrant Agreement").
Payment of the Exercise  Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

            No Warrants may be exercised  after 5:30 p.m., New York time, on the
Expiration Date, at which time all Warrants  evidenced hereby,  unless exercised prior thereto, hereby shall thereafter be void.

            The Warrants  evidenced by this  Warrant  Certificate  are part of a duly  authorized  issue of Warrants  issued  pursuant to the Warrant  Agreement, which Warrant  Agreement is hereby  incorporated by reference in and made a part of this  instrument  and is hereby  referred to for a description of the rights, obligations,  duties and  immunities  thereunder  of the Company and the holders
(the words  "holders" or "holder"  meaning the registered  holders or registered holder) of the Warrants.

                                      C-1

            The Warrant  Agreement  provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable  thereupon may,  subject to certain  conditions,  be adjusted.  In such event,  the Company  will,  at the  request of the  holder,  issue a new Warrant
Certificate  evidencing  the  adjustment  in the  Exercise  Price and the number and/or type of securities issuable upon the exercise of the Warrants;  provided, however,  that the failure of the Company to issue such new Warrant Certificates shall not in any way  change,  alter,  or  otherwise  impair,  the rights of the holder as set forth in the Warrant Agreement.

            Upon due  presentment  for  registration of transfer of this Warrant
Certificate at an office or agency of the Company, a new Warrant  Certificate or
Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants  shall be issued to the  transferee(s)  in exchange for this Warrant
Certificate,  subject to the  limitations  provided  herein  and in the  Warrant
Agreement,  without any charge except for any tax in other  governmental  charge imposed in connection with such transfer,  and each such  transferee  shall be a holder for purposes of this Warrant Certificate.

            Upon the exercise of less than all of the Warrants evidenced by this
Certificate,  the  Company  shall  forthwith  issue to the  holder  hereof a new
Warrant Certificate representing such numbered unexercised Warrants.

            The Company may deem and treat the  registered  holder(s)  hereof as the absolute owner(s) of this Warrant Certificate  (notwithstanding any notation of ownership  or other  writing  hereon made by anyone),  for the purpose of any exercise hereof,  and of any distribution to the holder(s)  hereof,  and for all other  purposes,  and the  Company  shall not be  affected  by any notice to the contrary.

            All terms used in this Warrant  Certificate which are defined in the
Warrant  Agreement  shall  have the  meanings  ascribed  to them in the  Warrant
Agreement.

            IN WITNESS WHEREOF,  the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of February 2, 2003

                                          The Quigley Corporation

                                          By:/s/ George J. Longo
                                             ------------------------------
                                             Title: Chief Financial Officer

Attest:

                                      C-2

              [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3]

            The  undersigned  hereby  irrevocably  elects to exercise the right, represented by this Warrant Certificate, to purchase ____ shares of Common Stock at an exercise price of $____ per share and herewith tenders in payment for such
Securities a certified or official bank check payable in New York Clearing House
Funds  to the  order  of  ___________  in the  amount  of  $___________,  all in accordance with the terms hereof.  The  undersigned  requests that a certificate for such  Securities be registered  in the name of  ___________whose  address is
___________and  that such Certificate be delivered to ___________  whose address is _______________.

                                        Signature_______________________

                                        (Signature  must conform in all respects
                                        to name of  holder as  specified  on the
                                        face of the Warrant Certificate.)

                                        ------------------------------
                                        (Insert   Social   Security   or   Other
                                        Identifying Number of Holder)

                                      C-3

                              [FORM OF ASSIGNMENT]

            (To be executed by the  registered  holder if such holder desires to transfer the Warrant Certificate.)

            FOR  VALUE  RECEIVED   ________________   here  sells,  assigns  and
transfers unto

                 (PLEASE PRINT NAME AND ADDRESS OF TRANSFEREE)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________ Attorney, to transfer the within Warrant Certificate on the books of the within-named
Company, with full power of substitution.

Dated:                                  Signature:

                                        (Signature  must conform in all respects
                                        to name of  holder as  specified  on the
                                        face of the Warrant Certificate.)

                                        (Insert   Social   Security   or   other
                                        Identifying Number of Assignee)

                                      C-4